SUPPLEMENT

DATED MARCH 1, 2014 TO THE FOLLOWING PROSPECTUSES:

THE HARTFORD TARGET RETIREMENT 2010 FUND

THE HARTFORD TARGET RETIREMENT 2015 FUND

THE HARTFORD TARGET RETIREMENT 2020 FUND

THE HARTFORD TARGET RETIREMENT 2025 FUND

THE HARTFORD TARGET RETIREMENT 2030 FUND

THE HARTFORD TARGET RETIREMENT 2035 FUND

THE HARTFORD TARGET RETIREMENT 2040 FUND

THE HARTFORD TARGET RETIREMENT 2045 FUND

THE HARTFORD TARGET RETIREMENT 2050 FUND

EACH PROSPECTUS DATED MARCH 1, 2014 AND
SUMMARY PROSPECTUS DATED MARCH 1, 2014

(EACH IS A SERIES OF THE HARTFORD MUTUAL FUNDS, INC.)

On December 13, 2013, the Board of Directors of The Hartford Mutual Funds, Inc. (the “Company”) approved a Plan of Liquidation for each of The Hartford Target Retirement 2010 Fund, The Hartford Target Retirement 2015 Fund, The Hartford Target Retirement 2020 Fund, The Hartford Target Retirement 2025 Fund, The Hartford Target Retirement 2030 Fund, The Hartford Target Retirement 2035 Fund, The Hartford Target Retirement 2040 Fund, The Hartford Target Retirement 2045 Fund and The Hartford Target Retirement 2050 Fund (each, a “Fund” and together, the “Funds”) pursuant to which the Funds will be liquidated (the “Liquidations”) on or about June 25, 2014 (the “Liquidation Date”).  If you are invested in a Fund through a qualified account, such as an individual retirement account (“IRA”), important information applies to you and is provided below.

SUSPENSION OF SALES. The Funds no longer sell shares to new investors.  The Funds will remain open to existing retirement plans and current shareholders until shortly before the Liquidation Date.

LIQUIDATION OF ASSETS. To prepare for the Liquidations, the Funds may depart from their stated investment objectives and policies as they prepare to distribute their assets to investors.  In connection with the Liquidation, any shares of a Fund outstanding on the Liquidation Date will automatically be redeemed by the Fund on the Liquidation Date. The proceeds of any such redemption will be equal to the net asset value of such shares after all charges, taxes, expenses and liabilities of a Fund have been paid or provided for. The distribution to shareholders of the Liquidation proceeds will occur on the Liquidation Date, and will be made to all shareholders of record as of the close of business on the business day preceding the Liquidation Date, other than as disclosed below under “Important Information if you are invested in a Fund through a qualified account.”

OTHER ALTERNATIVES. At any time prior to the Liquidation Date, shareholders of a Fund may redeem their shares of the Fund and receive the net asset value thereof, pursuant to the procedures set forth in the Prospectus. Shareholders may exchange their Fund shares for shares of the same class of another Hartford Fund.  Class A shareholders may exchange their Class A shares of a Fund for Class A share of another Hartford Fund prior to the Liquidation Date, at net asset value without incurring an additional front-end sales charge.

U.S. FEDERAL INCOME TAX MATTERS. The Liquidation of a Fund will be a realization event for shareholders holding shares through taxable accounts, meaning that if you receive an amount in liquidation of a Fund in excess of your tax basis, you will realize a capital gain, and if you receive an amount in liquidation of a Fund less than your tax basis, you will realize a capital loss. Prior to the Liquidation Date, a Fund may make distributions of income and capital gains, which may be taxable. If you have questions, you should consult your tax adviser for information regarding all tax consequences applicable to your investment in a Fund.  Generally, the Liquidation of a Fund will not be a taxable event if you are invested in a Fund through a tax-deferred arrangement, such as such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

FINANCIAL INTERMEDIARY. If you are invested in a Fund through a financial intermediary, please contact that financial intermediary if you have any questions. If you are invested in a qualified account (example, IRA), you must work with the financial intermediary to direct your investment in order to avoid possible tax penalties.

IMPORTANT INFORMATION IF YOU ARE INVESTED IN A FUND THROUGH A QUALIFIED ACCOUNT AND YOU OPENED YOUR ACCOUNT DIRECTLY WITH HARTFORD FUNDS.

401k, Pension and Profit Sharing Plans.

If you are invested in a Fund through a 401k, Pension and Profit Sharing Plan, and we do not receive directions from you or the plan’s trustee, we will send a liquidating distribution to the trustee in the trustee’s name.

Traditional IRA, Roth IRA, SIMPLE, SEP AND 403 Plans (“Qualified Account”).

We encourage shareholders invested in the Funds through Qualified Accounts to provide instructions for the exchange or reinvestment of Fund shares prior to the Liquidation Date. If a Qualified Account shareholder does not provide these instructions, Fund shares held on the Liquidation Date in a Fund will be exchanged for shares of The Hartford Short Duration Fund to the extent permitted by that shareholder’s Qualified Account custodial agreement. If a shareholder’s Qualified Account custodial agreement does not authorize the investment of the account into The Hartford Short Duration Fund, then the liquidation proceeds will be returned by mail to the shareholder’s attention but made payable to the applicable Qualified Account custodian in order to avoid adverse tax consequences.

The following is a brief summary of The Hartford Short Duration Fund. For more information, shareholders are urged to request a copy of the Prospectus of The Hartford Short Duration Fund by calling 1-888-843-7824. If you do not wish to be invested in The Hartford Short Duration Fund, you must contact the Fund at 1-888-843-7824 before June 25, 2014. Otherwise, except as described in the preceding paragraph, you will be invested in the corresponding class of The Hartford Short Duration Fund (example, Class A shares of the Fund will be exchanged into Class A shares of The Hartford Short Duration Fund) in order to avoid tax penalties that may be imposed on you by the Internal Revenue Code. If we do not hear from you with directions before June 25, 2014, you will have been deemed to have directed the investment into The Hartford Short Duration Fund and consented to that Fund’s fees.

INFORMATION ABOUT THE HARTFORD SHORT DURATION FUND

The Hartford Short Duration Fund has a different objective, principal strategies and principal risks than the Funds. Also, unlike the Funds, The Hartford Short Duration Fund is not a “fund of funds” and does not seek to achieve its goal by investing in a diversified combination of other Hartford Funds. Please review The Hartford Short Duration Fund’s prospectus carefully before investing in the Fund. For your convenience, below are some highlights from the prospectus. You can find the Fund’s prospectus and other information about the Fund online at www.hartfordfunds.com/prospectuses.html. You can also get this information at no cost by calling 1-888-843-7824 or by sending an e-mail request to orders@mysummaryprospectus.com. In addition, you will receive a copy of the summary prospectus if you do not act and are exchanged into The Hartford Short Duration Fund as set forth above.

The following information is from the Hartford Short Duration Fund’s March 1, 2014 Prospectus:

The Hartford Short Duration Fund seeks its goal by investing in securities that the sub-adviser, Wellington Management Company, LLP considers to be attractive giving consideration to both yield and total return. The Fund normally invests in “investment grade” securities. The Fund may invest up to 35% of its net assets in securities rated below “investment grade” (also referred to as “junk bonds”) as well as bank loans or loan participation interests in secured or unsecured variable, fixed or floating rate loans to U.S. and foreign corporations, partnerships and other entities (“Bank Loans”). The Fund has an investment policy to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, under normal circumstances, in fixed income securities, including Bank Loans; this policy may be changed by the Board without shareholder approval. In order to manage the Fund’s interest rate risk, generally the Fund will utilize derivatives such as Treasury futures and interest rate swaps. The Fund normally will maintain a dollar weighted average duration of less than 3 years. Duration is a measure of the sensitivity of a fixed income security’s price to changes in interest rates.  The Fund’s average duration measure incorporates a bond’s yield, coupon, final maturity, and the effect of derivatives, including interest rate swaps and futures contracts, that may be used to manage the Fund’s interest rate risk. The use of derivatives, including interest rate swaps and futures contracts, may have the effect of shortening or lengthening the duration of a fixed income portfolio. The Fund may invest up to 25% of its net assets in securities of foreign issuers and may trade securities actively.

The Hartford Short Duration Fund’s primary risks include market risk, interest rate risk, credit risk, loans and loan participation risk, derivatives risk, leverage risk, futures and options risk, swap agreements risk, call risk, junk bond risk, foreign investment risk, event risk, liquidity risk, investment strategy risk, mortgage and asset-backed securities risk, U.S. government securities risk and active trading risk.

The Hartford Short Duration Fund also has different expenses than the Funds. As of the prospectus dated March 1, 2014, The Hartford Short Duration Fund’s management fee is 0.44% (which reflects breakpoints on the advisory fee) compared to each Fund’s management fee of 0.15%. The Hartford Short Duration Fund’s total annual fund operating expenses (before and after the contractual expense reimbursement) set forth in the table below are lower than the total annual fund operating expenses (before and after the contractual expense reimbursement) of the corresponding class of each of the Funds as of the prospectus dated March 1, 2014.

The Hartford Short Duration Fund

Shareholder Fees

(fees paid directly from your investment)

Share Classes

	A	R3	R4	R5	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	2.00%	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $500,000 invested) (1)	None	None	None	None
Exchange fees	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A	R3(3)	R4(3)	R5(3)	Y
Management fees	0.44%	0.44%	0.44%	0.44%	0.44%
Distribution and service (12b-1) fees	0.25%	0.50%	0.25%	—	—
Other expenses	0.19%	0.29%	0.23%	0.17%	0.07%
Total annual fund operating expenses	0.88%	1.23%	0.92%	0.61%	0.51%
Fee waiver and/or expense reimbursement(2)	0.03%	0.08%	0.07%	0.06%	—
Total annual fund operating expenses after fee waiver and/or expense reimbursement(2)	0.85%	1.15%	0.85%	0.55%	0.51%

(1) For investments over $500,000, a 1.00% maximum deferred sales charge may apply.

(2) Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 0.85% (Class A), 1.15% (Class R3), 0.85% (Class R4), 0.55% (Class R5) and 0.55% (Class Y). In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2015, and shall renew automatically for one-year terms unless the Investment Manager or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

(3) Other expenses include an administrative services fee paid by the Fund for third party recordkeeping that is payable as a percentage of net assets in the amount of up to: 0.20% (Class R3), 0.15% (Class R4) and 0.10% (Class R5).

This Supplement should be retained with your Prospectus for future reference.

HV-7195	March 2014